Exhibit 10.1.2
AMENDMENT TO
EMPLOYMENT AGREEMENT

The Employment Agreement dated as of May 31, 2005, as amended by the letter agreements dated May 10, 2006 and May 3, 2007, by and between Sequa Corporation, its affiliates, subsidiaries, divisions, successors and assigns (the “Company”) and Gerard M. Dombek (“Executive”) is hereby amended in the following respects:

1.  Section 6(d) is amended by adding immediately after the first sentence thereof the following:

“Any such pay in lieu of notice shall be paid in the same amount as base salary would have been paid for the notice period had Executive continued to work through the end of the notice period and shall be paid in accordance with the Company’s normal payroll practices.”

2.  Section 6(e) is amended by adding at the end thereof the following:

“Any such pay in lieu of notice shall be paid in the same amount as base salary would have been paid for the notice period had Executive continued to work through the end of the notice period and shall be paid in accordance with the Company’s normal payroll practices.”

3.  Section 6(f) is amended by adding at the end thereof the following:

“Any such pay in lieu of notice shall be paid in the same amount as base salary would have been paid for the notice period had Executive continued to work through the end of the notice period and shall be paid in accordance with the Company’s normal payroll practices.”

4.  Subsection (i) of Section 8(a) is amended to read as follows:

“(i)           Any (A) base salary required under Section 5(a) hereof accrued through and including the date of death plus additional base salary that Executive would have received had he worked through the entire bi-weekly pay period in which his death occurred, to be paid in accordance with the Company’s normal payroll practices; (B) accrued but unused vacation to be paid in accordance with the Company’s vacation policy and (C) salary accrued during any applicable short-term disability period to be paid in accordance with the Company’s short-term disability plan.”

5.  Subsection (i) of Section 8(b) is amended to read as follows:

“(i)           Any accrued but unpaid base salary required under Section 5(a) hereof for services rendered through and including the effective date of termination, to be paid in accordance with the Company’s normal payroll practices.”

6.  Subsection (i) of Section 8(c) is amended to read as follows:

“(i)           Any accrued but unpaid base salary required under Section 5(a) hereof for services rendered through and including the effective date of termination, to be paid in accordance with the Company’s normal payroll practices.”

7.  Subsection (i) of Section 8(d) is amended to read as follows:

“(i)           Any accrued but unpaid base salary required under Section 5(a) hereof for services rendered through and including the effective date of termination, to be paid in accordance with the Company’s normal payroll practices.

8.  Subsection (iii) of Section 8(d) is amended to read in its entirety as follows:

“(iii)                      Executive’s then-current base salary under Section 5(a) for a period of twelve (12) months or for the balance of the Employment Term of this Agreement, whichever is greater (the “Severance Period”), provided Executive executes, within fifty (50) days following termination of Executive’s employment, an agreement and general release in a customary form to be provided by the Company in its sole good faith discretion and does not revoke such release.  It is expressly understood that said agreement and general release shall not require Executive to waive (x) any right to indemnification Executive may have under applicable by-laws or insurance policies maintained by the Company or its subsidiaries, or (y) any right to vested employee benefits.  Subject to Section 18 hereof, payments under this subsection (iii) shall be made at the same time and in the same manner as such salary would have been paid if Executive had remained in active employment until the end of the Severance Period in accordance with the Company’s normal payroll practices as in effect on the date of termination of Executive’s employment, except that any payments that would otherwise have been made before the first normal payroll payment date falling on or after the sixtieth (60th) day after the date of termination of Executive’s employment (the “First Payment Date”) shall be made on the First Payment Date.”

9.  Subsection (iv) of Section 8(d) is amended to read in its entirely as follows:

“(iv)                      Medical and Dental Insurance.  If Executive elects to continue his current medical and dental family coverage under the Company’s Medical and Dental Plans, the Company shall pay for the Company’s portion of the premiums for the Severance Period, and Executive shall pay for Executive’s then-current portion of the premiums for said coverage.  With respect to the medical and dental coverage described in the preceding sentence, the following conditions shall be met:  (i) the amount eligible for reimbursement or payment in one calendar year may not affect the amount eligible for reimbursement or payment in any other calendar year (except that the Company’s Medical and Dental Plans may impose a limit on the amount that may be reimbursed or paid), (ii) any reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred, and (iii) Executive’s right to reimbursement or benefits under the Company’s Medical and Dental Plans may not be subject to liquidation or exchange for another benefit.  Notwithstanding the above, at such time as Executive secures new employment providing medical and dental coverage, Executive shall promptly notify the Company and the Company’s obligation to pay the Company’s portion of the premiums for coverage will cease.  At the end of the period of coverage described in the foregoing provisions of this subsection (iv) (the “Medical Coverage Period”), Executive may elect COBRA continuation coverage for the applicable COBRA period measured from the end of the Medical Coverage Period, at his own expense, in accordance with the terms of the Company’s Medical and Dental Plans.”

10.  Subsection (vi) of Section 8(d) is amended by adding the following sentence at the end thereof:

“Such payment and transfer of possession and ownership shall occur within thirty (30) days after termination of Executive’s employment; provided, however, that if such termination of employment occurs within the last thirty (30) days of a calendar year, such payment and transfer of possession and ownership will occur within the first thirty (30) days of the subsequent calendar year.”

11.  Subsection (vii) of Section 8(d) is amended by adding the following sentence at the end thereof:

“Such transfer of ownership shall occur within thirty (30) days after termination of Executive’s employment.”

12.  Subsection (i) of Section 8(e) is amended to read as follows:

“(i)           Any accrued but unpaid base salary required under Section 5(a) hereof for services rendered through and including the effective date of termination, to be paid in accordance with the Company’s normal payroll practices.”

13.  Subsection (i) of Section 8(f) is amended to read as follows:

“(i)           Any accrued but unpaid base salary required under Section 5(a) hereof for services rendered through and including the effective date of termination, to be paid in accordance with the Company’s normal payroll practices.”

14.  Subsection (iii) of Section 8(f) is amended to read in its entirety as follows:

“(iii)                      Executive’s then-current base salary under Section 5(a) for a period of twelve (12) months (the “8(f) Severance Period”), provided Executive executes, within fifty (50) days following termination of Executive’s employment, an agreement and general release in a customary form to be provided by the Company in its sole good faith discretion and does not revoke such release.  It is expressly understood that said agreement and general release shall not require Executive to waive (x) any right to indemnification Executive may have under applicable by-laws or insurance policies maintained by the Company or its subsidiaries, or (y) any right to vested employee benefits.  Subject to Section 18 hereof, payments under this subsection (iii) shall be made at the same time and in the same manner as such salary would have been paid if Executive had remained in active employment until the end of the 8(f) Severance Period in accordance with the Company’s normal payroll practices as in effect on the date of termination of Executive’s employment, except that any payments that would otherwise have been made before the First Payment Date (as defined in Section 8(d)(iii) hereof) shall be made on the First Payment Date.”

15.  Subsection (iv) of Section 8(f) is amended to read in its entirety as follows:

“(iv)                      Medical and Dental Insurance.  If Executive elects to continue his current medical and dental family coverage under the Company’s Medical and Dental Plans, the Company shall pay for the Company’s portion of the premiums for the 8(f) Severance Period, and Executive shall pay for Executive’s then-current portion of the premiums for said coverage.  With respect to the medical and dental coverage described in the preceding sentence, the following conditions shall be met:  (i) the amount eligible for reimbursement or payment in one calendar year may not affect the amount eligible for reimbursement or payment in any other calendar year (except that the Company’s Medical and Dental Plans may impose a limit on the amount that may be reimbursed or paid), (ii) any reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred, and (iii) Executive’s right to reimbursement or benefits under the Company’s Medical and Dental Plans may not be subject to liquidation or exchange for another benefit.  Notwithstanding the above, at such time as Executive secures new employment providing medical and dental coverage, Executive shall promptly notify the Company and the Company’s obligation to pay the Company’s portion of the premiums for coverage will cease.  At the end of the period of coverage described in the foregoing provisions of this subsection (iv) (the “8(f) Medical Coverage Period”), Executive may elect COBRA continuation coverage for the applicable COBRA period measured from the end of the 8(f) Medical Coverage Period, at his own expense, in accordance with the terms of the Company’s Medical and Dental Plans.”

16.  Subsection (vi) of Section 8(f) is amended by adding the following sentence at the end thereof:

“Such payment and transfer of possession and ownership shall occur within thirty (30) days after termination of Executive’s employment; provided, however, that if such termination of employment occurs within the last thirty (30) days of a calendar year, such payment and transfer of possession and ownership shall occur within the first thirty (30) days of the succeeding calendar year.”

17.  Subsection (vii) of Section 8(f) is amended by adding the following sentence at the end thereof:

“Such transfer of ownership shall occur within thirty (30) days after termination of Executive’s employment.”

18.  A new Section 18 is added to read in its entirety as follows:

“18.  Compliance with Internal Revenue Code Section 409A.

If it should be determined that any payment or benefit under this Agreement constitutes a “deferral of compensation” subject to Section 409A of the Internal Revenue Code of 1986, as amended, then, notwithstanding anything in this Agreement to the contrary, (i) if Executive is a “specified employee” (within the meaning of said Section 409A and the regulations thereunder and as determined by the Company in accordance with said Section 409A) at the time of Executive’s separation from service (as defined below), the distribution of any such payment or benefit under this Agreement on account of Executive’s termination of employment shall be made no earlier than the date which is 6 months after the date of Executive’s separation from service (or, if earlier than the end of such 6-month period, the date of Executive’s death) to the extent required to comply with said Section 409A and the regulations thereunder, and (ii) Executive shall be deemed to have terminated from employment for purposes of this Agreement if and only if Executive has experienced a “separation from service” within the meaning of said Section 409A and the regulations thereunder.  To the extent any payment or benefit hereunder is subject to the 6-month delay, such payment or benefit shall be paid immediately after the end of such 6-month period (or the date of death, if earlier).  If this Section 18 becomes applicable, the provisions of this Agreement governing any payment or benefit constituting a “deferral of compensation” shall be interpreted and operated consistently with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.”

IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Amendment.

                                /s/ Gerard M. Dombek
                                Gerard M. Dombek

Dated:  October 24, 2007
                                SEQUA CORPORATION

                                /s/ John J. Dowling III
                                John J. Dowling III
                                Senior Vice President, Legal
                                and Corporate Secretary